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EXHIBIT 99.1


NEWS FROM:                                   STEWART & STEVENSON
                                             CORPORATE HEADQUARTERS
             [STEWART & STEVENSON LOGO]      P.O. BOX 1637
                                             HOUSTON, TX  77251-1637

                                    Client:  Stewart & Stevenson Services,
Inc.

                                   Contact:  John Simmons, CFO
                                             Stewart & Stevenson Services, Inc.
                                             713-868-7700
FOR IMMEDIATE RELEASE
                                             Ken Dennard / kdennard@easterly.com
                                             Lisa Elliott / lisae@easterly.com
                                             Easterly Investor Relations
                                             713-529-6600


                      STEWART & STEVENSON SERVICES TO MOVE
                           TO NEW YORK STOCK EXCHANGE

                         NEW TICKER SYMBOL WILL BE "SVC"

OCTOBER 4, 2002 - HOUSTON - STEWART & STEVENSON SERVICES, INC. (NASDAQ: SSSS), a leading manufacturer, distributor, and provider of services for industrial and energy related equipment, and a manufacturer of medium tactical vehicles for the U.S. Army, announced today it has applied for listing of its common stock to begin trading on the New York Stock Exchange (NYSE) under the ticker symbol "SVC" on Friday, October 18, 2002. To mark the company's first day of trading, Michael L. Grimes, President and Chief Executive Officer, will ring The Opening Bell SM at the NYSE on October 18th.

      "We are honored to welcome Stewart & Stevenson Services, Inc. to the NYSE," said Dick Grasso, chairman and chief executive officer of the Exchange. "Stewart & Stevenson will enjoy the visibility and liquidity that the NYSE's auction market provides."

      "As we celebrate the company's 100th anniversary, we are very pleased to qualify under the stringent listing requirements to begin trading on the NYSE," stated Mr. Grimes. "We believe this move will benefit our shareholders through reduced transaction costs and more efficient trade executions and will increase the visibility of our company."

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      Stewart & Stevenson Services, Inc., founded in 1902, is a billion-dollar company that manufactures, distributes, and provides service for a wide range of industrial products and diesel-powered equipment to key industries worldwide, including power generation, defense, airline, marine, petroleum and transportation. For more information on Stewart & Stevenson visit WWW.SSSS.COM.

This press release contains forward-looking statements that are based on management's current expectations, estimates, and projections. These statements are not guarantees of future performance and involve a number of risks, uncertainties, and assumptions and are made pursuant to the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995. Many factors, including those discussed more fully elsewhere in this release and in the Company's filings with the Securities and Exchange Commission, particularly its latest annual report on Form 10-K, as well as others, could cause results to differ materially from those stated. Specific important factors that could cause actual results, performance, or achievements to differ materially from such forward-looking statements include risk of competition, risks relating to technology, risks of general economic conditions, risks of oil and gas industry economic conditions, risks of airline industry economic conditions, risks as to terrorist attacks on the U.S. and their impact on the U.S. economy, risks relating to personnel, risks of dependence on government and failure to obtain new government contracts, inherent risks of government contracts, risks of claims and litigation, risks of product defects, risks as to foreign sales and global trade matters, risks as to cost controls, risks as to acquisitions, risks as to currency fluctuations, risks as to environmental and safety matters, risks as to distributorships, risks as to licenses, and credit risks, all as more specifically outlined in the Company's latest annual report on Form 10-K. In addition, such forward-looking statements could be affected by general industry and market conditions and growth rates, general domestic and international conditions including interest rates, inflation and currency exchange rates and other future factors. Actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements.

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